                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.    20549


                                  FORM 8-K/A


                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                March 17, 1998
              (Date of Report (Date of Earliest Event Reported))

                        Commission File Number: 0-28568

                     KEYSTONE AUTOMOTIVE INDUSTRIES, INC.
                     ------------------------------------
            (Exact name of registrant as specified in its charter)



         California                                   95-2920557
-------------------------------          ---------------------------------------
(State or other jurisdiction of          (I.R.S. Employer Identification Number)
incorporation or organization)


               700 East Bonita Avenue Pomona, California  91767
             (Address of principal executive offices)  (Zip Code)

                                (909) 624-8041
             (Registrant's telephone number, including area code)

Item 7.        FINANCIAL STATEMENTS AND EXHIBITS.


     (a) Financial statements of businesses acquired

     Combined Financial Statements of Inteuro Parts Distributors, Inc. and Car Body Concepts, Inc.
               Report of Independent Auditors
               Balance Sheet at December 31, 1996
               Statement of Income and Retained Earnings for the Year ended
                    December 31, 1996
               Statement of Cash Flows for the year ended December 31, 1996 Notes to Financial Statements

     (b) Combined Unaudited pro forma financial information

         Keystone Automotive Industries, Inc., Inteuro Parts Distributors, Inc. and Car Body Concepts, Inc.

               Pro Forma Balance Sheet as of December 26, 1997
               Pro Forma Balance Sheet as of March 28, 1997
               Pro Forma Statement of Income for the nine months ended
                    December 26, 1997
               Pro Forma Statement of Income for the year ended March 28, 1997 Pro Forma Statement of Income for the year ended March 29, 1996 Pro Forma Statement of Income for the year ended March 31, 1995 Notes to Pro Forma Financial Statements

     (c)  Exhibits

               23.1  Consent of Arthur Andersen LLP

              REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
              --------------------------------------------------


To the Stockholders of
  Inteuro Parts Distributors, Inc. and
  Car Body Concepts, Inc.:

We have audited the accompanying combined balance sheet of Inteuro Parts Distributors, Inc. and Car Body Concepts, Inc. (Florida corporations) as of December 31, 1996, and the related combined statements of income and retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the Companies' management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the combined financial position of Inteuro Parts Distributors, Inc. and Car Body Concepts, Inc. as of December 31, 1996 and the results of their combined operations and cash flows for the year then ended in conformity with generally accepted accounting principles.


/s/ Arthur Andersen LLP


Miami, Florida,
March 5, 1997.

                     INTEURO PARTS DISTRIBUTORS, INC. AND
                            CAR BODY CONCEPTS, INC.
                            COMBINED BALANCE SHEET
                               DECEMBER 31, 1996


                        ASSETS
                        ------

CURRENT ASSETS:
   Cash and cash equivalents                              $  932,237
   Accounts receivable, net of allowance for
     doubtful accounts of $74,000                          1,134,406
   Inventories                                             3,862,206
   Prepaid expenses and other current assets                 180,461
                                                          ----------
          Total current assets                             6,109,310

PROPERTY AND EQUIPMENT, net                                2,236,994

OTHER ASSETS                                                  36,609
                                                          ----------

          Total assets                                    $8,382,913
                                                          ==========

           LIABILITIES AND STOCKHOLDERS' EQUITY
           ------------------------------------

CURRENT LIABILITIES:
   Accounts payable                                       $2,183,116
   Accrued expenses                                          167,992
   Current portion of long-term debt                         450,504
                                                          ----------
          Total current liabilities                        2,801,612

LONG-TERM DEBT, net of current portion                       982,332
                                                          ----------
   Total liabilities                                       3,783,944
                                                          ----------

COMMITMENTS AND CONTINGENCIES (Note 5)

STOCKHOLDERS' EQUITY:
 Common stock - no par value, 60 shares authorized,
    issued and outstanding and $1 par value,
    1000 shares authorized, issued and outstanding             1,500
 Additional paid-in-capital                                   29,400
 Retained earnings                                         4,568,069
                                                          ----------
   Total stockholders' equity                              4,598,969
                                                          ----------

   Total liabilities and stockholders' equity             $8,382,913
                                                          ==========


 The accompanying notes to combined financial statements are an integral part of this balance sheet.

                     INTEURO PARTS DISTRIBUTORS, INC. AND
                            CAR BODY CONCEPTS, INC.
              COMBINED STATEMENT OF INCOME AND RETAINED EARNINGS
                     FOR THE YEAR ENDED DECEMBER 31, 1996


NET SALES                                    $29,485,099

COST OF SALES                                 17,032,621
                                             -----------
          Gross profit                        12,452,478
                                             -----------

OPERATING EXPENSES:
   Salaries and benefits                       4,841,599
   Transportation and related expenses           802,725
   Office and warehouse rent                     698,741
   Depreciation and amortization                 468,609
   Insurance                                     287,616
   Advertising and promotion                     180,562
   Other operating expenses                    1,958,367
                                             -----------
          Total operating expenses             9,238,219
                                             -----------

INCOME FROM OPERATIONS                         3,214,259
                                             -----------

OTHER INCOME (EXPENSE):
   Interest expense                             (179,669)
   Other income                                  186,454
                                             -----------
          Total other income (expense)             6,785
                                             -----------

          Net income                           3,221,044

RETAINED EARNINGS, beginning of year           2,645,478

DIVIDENDS                                     (1,298,453)
                                             -----------

RETAINED EARNINGS, end of year               $ 4,568,069
                                             ===========


 The accompanying notes to combined financial statements are an integral part of this statement.

                     INTEURO PARTS DISTRIBUTORS, INC. AND
                            CAR BODY CONCEPTS, INC.
                       COMBINED STATEMENT OF CASH FLOWS
                     FOR THE YEAR ENDED DECEMBER 31, 1996


CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                         $ 3,221,044
Adjustments to reconcile net income to net cash
    provided by operating activities:
      Depreciation and amortization                                    468,609
      Bad debt expense                                                  74,000
      Changes in assets and liabilities:
        Increase in accounts receivable                               (597,772)
        Increase in inventories                                       (688,353)
        Increase in prepaid expenses and other current assets          (80,749)
        Decrease in other assets                                        17,552
        Increase in accounts payable and accrued expenses              545,409
                                                                   -----------
          Net cash provided by operating activities                  2,959,740
                                                                   -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
          Purchases of property and equipment                         (524,281)
                                                                   -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
          Repayment of advances to affiliates and stockholders        (172,000)
          Dividends                                                 (1,054,289)
          Proceeds from debt                                         1,000,000
          Repayment of debt                                         (1,693,122)
          Payment on installment notes                                (225,173)
                                                                   -----------
                 Net cash used in financing activities              (2,144,584)
                                                                   -----------

NET INCREASE IN CASH AND CASH EQUIVALENTS                              290,875

CASH AND CASH EQUIVALENTS, beginning of year                           641,362
                                                                   -----------

CASH AND CASH EQUIVALENTS, end of year                             $   932,237
                                                                   ===========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW
INFORMATION:
          Cash paid during the year for interest                   $   178,420
                                                                   ===========

SUPPLEMENTAL DISCLOSURE OF NONCASH FINANCING ACTIVITIES:


The Company issued $281,319 in installment notes for the purchase of auto and trucks and equipment.

The Company sold to a related party a warehouse and land with a book value of $662,160 and debt outstanding of $415,116. The Company distributed net assets related to the warehouse and land of $244,164 to the related party.
See Note 4.

 The accompanying notes to combined financial statements are an integral part of this statement.

                     INTEURO PARTS DISTRIBUTORS, INC. AND
                            CAR BODY CONCEPTS, INC.
                    NOTES TO COMBINED FINANCIAL STATEMENTS
                               DECEMBER 31, 1996

1.  ORGANIZATION
    ------------

Inteuro Parts Distributors, Inc. ("IPD") and Car Body Concepts, Inc. ("CBC"), collectively the "Companies", were incorporated in 1983 and 1988, respectively, under the laws of the State of Florida. The Companies are engaged in the business of selling and distributing automotive body products for domestic and imported light trucks to auto body repair shops throughout the Southeastern United States from IPD's facilities in Florida and Georgia and from CBC's location in Medley, Florida. IPD and CBC are under the common ownership of two stockholders.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    ------------------------------------------

    Cash and Cash Equivalents
    -------------------------

The Companies classify as cash and cash equivalents all interest-bearing deposits with original maturities of three months or less. Substantially all cash at December 31, 1996 is comprised of interest-bearing bank accounts.

    Inventories
    -----------
Inventories at December 31, 1996 are stated at the lower of weighted average cost or market and consist entirely of merchandise held for sale.

    Property and Equipment
    ----------------------

Property and equipment is recorded at cost. Major renewals and betterments are capitalized while maintenance, repairs and minor renewals are charged to expense as incurred. Depreciation is provided using the straight-line method over the following estimated useful lives:

                            Useful Life
                          ---------------
Autos and trucks              5 years
Office equipment              7 years
Machinery                     7 years
Furniture and fixtures        7 years
Leasehold improvements       31 years

Major categories of property and equipment at December 31, 1996 are as follows:

                                         1996
                                      ----------
Autos and trucks                      $1,475,368
Office equipment                         806,434
Machinery                                391,417
Furniture and fixtures                   451,445
Leasehold improvements                   675,562
                                      ----------
                                       3,800,226
Less:  Accumulated depreciation        1,563,232
                                      ----------
   Property and equipment, net        $2,236,994
                                      ==========

    Intercompany Transactions
    -------------------------
All significant intercompany balances and transactions have been eliminated in the accompanying combined financial statements.

    Income Taxes
    ------------

The Companies elected to be treated as an S corporation under provisions of the Internal Revenue Code. Accordingly, taxable income of the Companies is reported in the tax returns of the individual stockholders of the Companies.

    Use of Estimates
    ----------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    Fair Value of Financial Instruments
    -----------------------------------

As of December 31, 1996, cash and cash equivalents, accounts receivable, accounts payable and accrued expenses, capital lease obligations, and debt are carried at cost which approximates fair value.

    New Accounting Pronouncement
    ----------------------------

In March 1995, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 121 ("SFAS No. 121"), "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of". The impact of adopting SFAS No. 121 in 1996 was immaterial.

3.  LONG-TERM DEBT
    --------------

Long-term debt at December 31, 1996 includes a note payable to a bank with a principal balance of $900,000, payable in monthly installments of $16,667 plus interest at 1/2% over prime rate, due in June 2001, collateralized by corporate assets and guaranteed by the stockholders.

The Companies acquired certain autos and trucks, office equipment and machinery under installment notes with financial institutions and a related party. At December 31, 1996, the Companies had $532,836 in installment notes which are payable monthly through 2000 and have interest rates ranging from 2.9% to 9.5%.

In addition, IPD has a $2,000,000 note payable with a bank, accrued interest on the principal sum outstanding is payable monthly at a rate equal to 1/2% over prime rate and all unpaid principal and accrued but unpaid interest are due in June 1998. At December 31, 1996, IPD had not drawn on the note with the bank.

IPD's long-term debt and revolving line of credit agreements with its principal lending institution contain certain restrictions and covenants. Under the covenants, IPD must maintain minimum debt service coverage, tangible net worth, and current ratios, as defined. As of the date of this report, IPD is in compliance with the debt covenants of its principal lending institution.

Long-term debt to be repaid as follows:

                           1997       $  450,504
                           1998          367,311
                           1999          287,397
                           2000          227,624
                           2001          100,000
                                      ----------
                                      $1,432,836
                                      ==========

4.  RELATED PARTY TRANSACTIONS
    --------------------------

In the normal course of its business, the Companies conduct business with its stockholders and their respective affiliates.

In December 1996, IPD sold its Atlanta facility and land to a related entity.
At the time of the sale, the facility and land had a book value of $662,160 and related outstanding debt of $415,116. IPD distributed the net assets related to the facility and land of $244,164 to the related entity. No rent payments were made to the related entity in 1996.

IPD paid approximately $39,000 in principal and interest on a related party installment note. See Note 3.

See Note 5 for related party leases.

5.  COMMITMENTS AND CONTINGENCIES
    -----------------------------

    Operating Leases
    ----------------

The Medley, Cocoa, and Jacksonville facilities of IPD are also owned by different related entities. These facilities pay rent under one year leases. For 1996, the rent expense under the leases totaled $532,630. In addition, IPD paid property taxes relating to these facilities and on behalf of the related entities totaling approximately $97,000 in 1996.

The Companies also lease office and warehouse facilities and auto and trucks from nonrelated entities under noncancelable operating leases. Rent expense recorded under these leases for 1996 was approximately $699,000. The future minimum lease payments under noncancelable operating leases with initial or remaining terms of one year or more at December 31, 1996 are as follows:

                                            Affiliates     Nonaffiliates       Total
                                          --------------  --------------  --------------
              1997                           $608,363        $378,497        $  986,860
              1998                               -            290,871           290,871
              1999                               -            228,245           228,245
              2000                               -             64,437            64,437
                                             --------        --------        ----------
                                             $608,363        $962,050        $1,570,413
                                             ========        ========        ==========


    Concentrated Risk-
    -----------------

Approximately 37% of the Company's inventory purchases are from three vendors in Taiwan.

UNAUDITED PRO FORMA FINANCIAL INFORMATION

     The following combined unaudited pro forma balance sheet represents the combined financial position of Keystone Automotive Industries, Inc. ("Keystone"), Inteuro Parts Distributors, Inc. ("Inteuro") and Car Body Concepts, Inc. ("Car Body"). Such combined unaudited pro forma information is based on the historical consolidated balance sheets of Keystone, Inteuro and Car Body as of December 26, 1997, December 31, 1997 and December 31, 1997, respectively. The combined unaudited pro forma balance sheet is prepared giving effect to the merger of Keystone, Inteuro and Car Body, which became effective January 1, 1998 (the "Merger"), using the "pooling of interests" method of accounting and after giving effect to the pro forma adjustments as described in the notes to combined unaudited pro forma financial statements.


                                                                   Inteuro and   Pro
                                                        Keystone    Car Body    Forma
                                                        --------    --------   --------
                                                                 (in thousands)
                       ASSETS
                       ------
CURRENT ASSETS:
   Cash and cash equivalents                             $ 13,468    $  440    $ 13,908
   Accounts receivable, net of allowance for
     doubtful accounts                                     20,916     1,284      22,200
   Inventories                                             46,632     3,561      50,193
   Prepaid expenses and other current assets                1,804       310       2,114
                                                         --------    ------    --------
          Total current assets                             82,820     5,595      88,415

PLANT, PROPERTY AND EQUIPMENT, net                         12,337     1,964      14,301

OTHER ASSETS                                                1,984        53       2,037
INTANGIBLES                                                 8,906        --       8,906
                                                         --------    ------    --------
          Total assets                                   $106,047    $7,612    $113,659
                                                         ========    ======    ========

         LIABILITIES AND STOCKHOLDERS' EQUITY
         ------------------------------------
CURRENT LIABILITIES:
   Bankers acceptances                                   $  2,575    $   --    $  2,575
   Accounts payable                                         7,440     2,586      10,026
   Accrued expenses                                         3,519       521       4,040
   Current portion of long-term debt                        1,208     1,563       2,771
                                                         --------    ------    --------
          Total current liabilities                        14,742     4,670      19,412

LONG-TERM DEBT, net of current portion                         85        95         180
Due to related parties                                        192        --         192
Deferred taxes                                                403        --         403
                                                         --------    ------    --------
   Total liabilities                                       15,422     4,765      20,187

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY:
   Keystone preferred stock, no par value                      --                    --
     Authorized shares - 3,000,000
     None issued and outstanding
   Keystone common stock, no par value                     57,195                57,197
     Authorized shares - 50,000,000
     Issued and outstanding - 12,642,000
   Inteuro common stock, no par value                                     1          --
     Authorized shares - 60
     Issued and outstanding - 60
   Car Body common stock, $1 par value                                    1          --
     Authorized shares - 1,000
     Issued and outstanding - 1,000

   Additional paid-in capital                                 553        29         582
   Retained earnings                                       32,877     2,816      35,693
                                                         --------    ------    --------
          Total stockholders' equity                       90,625     2,847      93,472
                                                         --------    ------    --------
          Total liabilities and stockholders' equity     $106,047    $7,612    $113,659
                                                         ========    ======    ========

     The following combined unaudited pro forma balance sheet represents the combined financial position of Keystone, Inteuro and Car Body. Such combined unaudited pro forma information is based on the historical consolidated balance sheets of Keystone as of March 28, 1997 and Inteuro and Car Body as of December 31, 1996, after giving effect to the Merger using the "pooling of interests" method of accounting and after giving effect to the pro forma adjustments as described in the notes to combined unaudited pro forma financial statements.

                                                                  Inteuro and    Pro
                                                        Keystone    Car Body    Forma
                                                        --------    --------   --------
                                                                 (in thousands)
                       ASSETS
                       ------
CURRENT ASSETS:
   Cash and cash equivalents                             $ 1,352    $  932    $ 2,284
   Accounts receivable, net of allowance for
     doubtful accounts                                    18,738     1,135     19,873
   Inventories                                            39,512     3,862     43,374
   Prepaid expenses and other current assets               2,683       180      2,863
                                                         -------    ------    -------
          Total current assets                            62,285     6,109     68,394

PLANT, PROPERTY AND EQUIPMENT, net                        10,750     2,237     12,987

OTHER ASSETS                                               2,046        37      2,083
INTANGIBLES                                                3,719        --      3,719
                                                         -------    ------    -------
          Total assets                                   $78,800    $8,383    $87,183
                                                         =======    ======    =======

            LIABILITIES AND STOCKHOLDERS' EQUITY
            ------------------------------------
CURRENT LIABILITIES:
   Line of credit                                        $12,629    $   --    $12,629
   Bankers acceptances                                     3,538        --      3,538
   Accounts payable                                       15,994     2,183     18,177
   Accrued expenses                                        2,536       168      2,704
   Current portion of long-term debt                         741       451      1,192
                                                         -------    ------    -------
          Total current liabilities                       35,438     2,802     38,240

LONG-TERM DEBT, net of current portion                       913       982      1,895
Due to related parties                                       192        --        192
Deferred taxes                                               403        --        403
                                                         -------    ------    -------
          Total liabilities                               36,946     3,784     40,730

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY:
   Keystone preferred stock, no par value                     --                   --
     Authorized shares - 3,000,000
     None issued and outstanding
   Keystone common stock, no par value                    15,921               15,923
     Authorized shares - 20,000,000
     Issued and outstanding - 9,750,000
   Inteuro common stock, no par value                                    1         --
     Authorized shares - 60
     Issued and outstanding - 60
   Car Body common stock, $1 par value                                   1         --
     Authorized shares - 1,000
     Issued and outstanding - 1,000

   Additional paid-in capital                                553        29        582
   Retained earnings                                      25,380     4,568     29,948
                                                         -------    -------   -------
          Total stockholders' equity                      41,854     4,599     46,453
                                                         -------    -------   -------
          Total liabilities and stockholders' equity     $78,800    $8,383    $87,183
                                                         =======    =======   =======

     The following combined unaudited pro forma statement of income represents the consolidated statement of income of Keystone, Inteuro and Car Body. Such combined unaudited pro forma information is based upon the historical consolidated income statement of Keystone for the nine months ended December 26, 1997 and the historical statement of income for Inteuro and Car Body for the nine months ended December 31, 1997, after giving effect to the Merger using the "pooling of interests" method of accounting and after giving effect to the pro forma adjustments as described in the notes to combined unaudited pro forma financial statements.

                                                             Nine Months Ended
                                     -------------------------------------------------------------------
                                        December 26, 1997  December 31, 1997
                                             Keystone        Inteuro and     Pro Forma
                                                               Car Body     Adjustments     Pro Forma
                                           -----------       -----------    -----------    -----------
                                                (In thousands, except per share and share amounts)

Net sales                                  $   165,702       $    26,757                   $   192,459
Cost of sales                                   96,996            14,832                       111,828
                                           -----------       -----------    -----------    -----------
Gross Profit                                    68,706            11,925                        80,631

Operating Expenses:

       Selling and distribution                 46,196             7,991                        54,187
       General and administrative                9,188               659                         9,847
       Merger costs                                116               207                           323
       Severance costs                             705                --                           705
                                           -----------       -----------    -----------    -----------
Operating income                                12,501             3,068                        15,569
Interest income (expense)                          (10)             (104)                         (114)
                                           -----------       -----------    -----------    -----------
Income before income taxes                      12,491             2,964                        15,455
Income taxes                                     4,996                --    $     1,186(a)       6,182
                                           -----------       -----------    -----------    -----------
Net Income                                 $     7,495        $    2,964    $    (1,186)   $     9,273
                                           ===========       ===========    ===========    ===========

Earnings Per Share

       Basic                               $      0.64                                     $      0.68(b)
                                           ===========                                     ===========
       Diluted                             $      0.63                                     $      0.67(b)
                                           ===========                                     ===========

Weighted average shares outstanding

       Basic                                11,674,000                        2,000,000(b)  13,674,000(b)
                                           ===========                      ===========    ===========
       Diluted                              11,851,000                        2,000,000(b)  13,851,000(b)
                                           ===========                      ===========    ===========

   The following combined unaudited pro forma statement of income represents the consolidated statement of income of Keystone, Inteuro and Car Body. Such combined unaudited pro forma information is based upon the historical consolidated income statement of Keystone for the year ended March 28, 1997 and the historical statement of income for Inteuro and Car Body for the twelve months ended December 31, 1996, after giving effect to the Merger using the "pooling of interests" method of accounting and after giving effect to the pro forma adjustments as described in the notes to combined unaudited pro forma financial statements.

                                                                 Twelve Months Ended
                                        ----------------------------------------------------------------------
                                         March 28, 1997    December 31, 1996
                                            Keystone          Inteuro and      Pro Forma
                                                               Car Body       Adjustments         Pro Forma
                                        -----------------  -----------------  -----------      ---------------
                                                  (In thousands, except per share and share)

Net sales                                 $   194,321      $    29,485                         $   223,806

Cost of sales                                 115,052           17,033                             132,085
                                          -----------      -----------        -----------      -----------
Gross Profit                                   79,269           12,452                              91,721

Operating Expenses:

       Selling and distribution                53,503            7,560                              61,063
       General and administrative              12,340            1,491                              13,831
       Merger costs                               905               --                                 905
                                          -----------      -----------        -----------      -----------

Operating income                               12,521            3,401                              15,922
Interest income (expense)                      (1,297)            (180)                             (1,477)
                                          -----------      -----------        -----------      -----------
Income before income taxes                     11,224            3,221                              14,445
Income taxes                                    4,435               --        $     1,288(a)         5,723
                                          -----------      -----------        -----------      -----------
Net Income                                $     6,789      $     3,221        $    (1,288)     $     8,722
                                          ===========      ===========        ===========      ===========

Earnings Per Share

       Basic                              $      0.72                                          $      0.76(b)
                                          ===========                                          ===========
       Diluted                            $      0.72                                          $      0.76(b)
                                          ===========                                          ===========

Weighted average shares outstanding

       Basic                                9,408,000                           2,000,000(b)    11,408,000(b)
                                          ===========                         ===========      ===========
       Diluted                              9,474,000                           2,000,000(b)    11,474,000(b)
                                          ===========                         ===========      ===========

     The following combined unaudited pro forma statement of income represents the consolidated statement of income of Keystone, Inteuro and Car Body. Such combined unaudited pro forma information is based upon the historical consolidated income statement of Keystone for the year ended March 29, 1996 and the historical statement of income for Inteuro and Car Body for the twelve months ended December 31, 1995, after giving effect to the Merger using the "pooling of interests" method of accounting and after giving effect to the pro forma adjustments as described in the notes to combined unaudited pro forma financial statements.

                                                            Twelve Months Ended
                                          -------------------------------------------------------------
                                          March 29, 1996  December 31, 1995
                                            Keystone        Inteuro and    Pro Forma
                                                             Car Body     Adjustments        Pro Forma
                                          -----------       -----------   -----------       -----------
                                                  (In thousands, except per share and share)

Net sales                                 $   157,021       $    21,055                     $   178,076

Cost of sales                                  95,131            12,284                         107,415
                                          -----------       -----------   -----------       -----------
Gross Profit                                   61,890             8,771                          70,661

Operating Expenses:

       Selling and distribution                43,800             6,356                          50,156
       General and administrative               9,428             1,540                          10,968
                                          -----------       -----------   -----------       -----------

Operating income                                8,662               875                           9,537
Interest income (expense)                      (1,490)             (231)                         (1,721)
                                          -----------       -----------   -----------       -----------
Income before income taxes                      7,172               644                           7,816
Income taxes                                    2,836                --   $       258(a)          3,094
                                          -----------       -----------   -----------       -----------
Net Income                                $     4,336       $       644   $      (258)      $     4,722
                                          ===========       ===========   ===========       ===========

Earnings Per Share
       Basic                              $      0.53                                       $      0.46(b)
                                          ===========                                       ===========
       Diluted                            $      0.53                                       $      0.46(b)
                                          ===========                                       ===========

Weighted average shares outstanding
       Basic                                8,250,000                       2,000,000(b)     10,250,000(b)
                                          ===========                     ===========       ===========
       Diluted                              8,250,000                       2,000,000(b)     10,250,000(b)
                                          ===========                     ===========       ===========

   The following combined unaudited pro forma statement of income represents the consolidated statement of income of Keystone, Inteuro and Car Body. Such combined unaudited pro forma information is based upon the historical consolidated income statement of Keystone for the year ended March 31, 1995 and the historical statement of income for Inteuro and Car Body for the twelve months ended December 31, 1994, after giving effect to the Merger using the "pooling of interests" method of accounting and after giving effect to the pro forma adjustments as described in the notes to combined unaudited pro forma financial statements.

                                                            Twelve Months Ended
                                          ----------------------------------------------------------------
                                          March 31, 1995  December 31, 1994
                                            Keystone         Inteuro and     Pro Forma
                                                               Car Body     Adjustments         Pro Forma
                                          -----------        -----------    -----------        -----------
                                                    (In thousands except per share and share)

Net sales                                     132,655             16,926                           149,581

Cost of sales                                  79,319              9,290                            88,609
                                          -----------        -----------    -----------        -----------
Gross Profit                                   53,336              7,636              0             60,972

Operating Expenses:

       Selling and distribution                38,601              4,500                            43,101
       General and administrative               9,557              1,274                            10,831
                                          -----------        -----------    -----------        -----------

Operating income                                5,178              1,862              0              7,040
Interest income (expense)                      (1,200)              (100)                           (1,300)
                                          -----------        -----------    -----------        -----------
Income before income taxes                      3,978              1,762                             5,740
Income taxes                                    1,543                 --            705(a)           2,248
                                          -----------        -----------    -----------        -----------
Net Income                                $     2,435        $     1,762    $      (705)       $     3,492
                                          ===========        ===========    ===========        ===========

Earnings Per Share

       Basic                              $      0.30                                          $      0.34(b)
                                          ===========                                          ===========
       Diluted                            $      0.30                                          $      0.34(b)
                                          ===========                                          ===========

Weighted average shares outstanding

       Basic                                8,255,000                         2,000,000(b)      10,255,000(b)
                                          ===========                       ===========        ===========
       Diluted                              8,255,000                         2,000,000(b)      10,255,000(b)
                                          ===========                       ===========        ===========

NOTES TO COMBINED UNAUDITED PRO FORMA FINANCIAL STATEMENTS


     Basis of Presentation.   The combined unaudited pro forma financial
statements assume the issuance of Keystone's Common Stock in exchange for all outstanding Inteuro and Car Body Common Stock. Such financial statements also assume that the Merger will be accounted for using the "pooling of interests" method of accounting pursuant to Opinion No. 16 of the Accounting Principals Board. The pooling of interests method of accounting assumes that the combining companies have been merged from their inception, and the historical financial statements for periods prior to consummation of the Merger are restated as though the companies had been combined from their inception.

     Pursuant to the rules and regulations of the Commission, the combined unaudited pro forma statements of income exclude the results of operations associated with discontinued businesses, extraordinary items and cumulative effects of accounting changes. In addition, the combined unaudited pro forma financial statements do not include any adjustments for estimated nonrecurring costs directly related to the Merger which are expected to be included in operations of Keystone within the twelve months succeeding the consummation of the Merger. Such costs are currently estimated for purposes of this presentation to be approximately $400,000. Actual merger costs may vary from such estimate.

     Certain reclassifications have been made to the historical financial statements of Keystone, Inteuro and Car Body to conform to the pro forma presentation. Such reclassifications are not material to the combined unaudited pro forma financial statements.

     Pro Forma Adjustments.

     (a) Inteuro and Car Body had elected to be taxed under subchapter "S" of the Internal Revenue Code, resulting in a pass through of the corporate tax liability to the stockholders. This adjustment reflects income taxes on the combined Inteuro and Car Body net income at an estimated statutory rate.

     (b) Pro forma net income per share available to common stockholders' is based upon the combined weighted average number of shares outstanding after giving effect to the issuance of 2,000,000 shares of Keystone's Common Stock for the 60 shares of Inteuro Common Stock and the 1,000 shares of Car Body Common Stock, which were outstanding for each period presented.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  March 17, 1998

                           KEYSTONE AUTOMOTIVE INDUSTRIES, INC.



                           By /s/ John M. Palumbo
                              -----------------------
                              John M. Palumbo
                              Chief Financial Officer